UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant  ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240.14a-12
VERU INC.
(Name of Registrant as Specified in Its Charter)
Registrant
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERU INC.
2916 N. Miami Avenue
Suite 1000
Miami, Florida 33127
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 28, 2023
To the Shareholders of Veru Inc.:
Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Veru Inc. (the “Company”) will be held at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, on March 28, 2023 at 9:00 a.m., local time, for the following purposes:
1.	To elect six members to the Board of Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2024 Annual Meeting of Shareholders.
2.	To consider and act upon a proposal to ratify the appointment of RSM US LLP, independent registered public accounting firm, as the Company's auditors for the fiscal year ending September 30, 2023.
3.	To approve a non-binding advisory proposal on executive compensation.
4.	To approve a non-binding advisory proposal on the frequency of future advisory votes on executive compensation.
5.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement and our 2022 Annual Report to Shareholders. The Internet Availability Notice contains instructions on how to access those documents over the Internet. All shareholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail.
The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2022 Annual Report to Shareholders and a form of proxy or voting instruction card. The proxy materials sent to you will include a proxy card that will provide you with instructions to cast your vote on the Internet and a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail.
By Order of the Board of Directors,

Michael J. Purvis Secretary
Miami, Florida January 27, 2023

Shareholders of record at the close of business on January 17, 2023 are entitled to vote at the Annual Meeting. Your vote is important to ensure that a majority of the stock is represented. Whether or not you plan to attend the meeting in person, please vote your shares by phone, via the Internet or, if you received paper copies of these proxy materials, by completing, signing, dating and returning the enclosed proxy card at your earliest convenience. Your vote is being solicited by the Board of Directors of the Company. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.
Shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 27, 2023.
Or, if you received a paper copy of the proxy materials, you can return the enclosed proxy card in the envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

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VERU INC.
2916 N. Miami Avenue
Suite 1000
Miami, Florida 33127
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the
2023 Annual Meeting of Shareholders to be Held on March 28, 2023:
This Proxy Statement and the Accompanying Annual Report
are Available at: www.proxyvote.com
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Veru Inc. (the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, 9:00 a.m., local time, on Tuesday, March 28, 2023, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. A copy of our 2022 Annual Report to Shareholders, this Proxy Statement and accompanying proxy card are being distributed, furnished or otherwise made available beginning on or about January 27, 2023. Additionally, we are mailing the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) on or about January 27, 2023.
GENERAL INFORMATION
Proxies and Voting Procedures
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials to our shareholders by providing access to such documents on the Internet. Accordingly, an Internet Availability Notice has been mailed to many of our shareholders, while other shareholders have instead received paper copies of the documents accessible on the Internet. Shareholders that received the Internet Availability Notice have the ability to access the proxy materials on a website referred to in the Internet Availability Notice or request that a printed set of proxy materials be sent to them by following the instructions in the Internet Availability Notice.
Most shareholders have a choice of voting over the Internet, by telephone, by using a traditional proxy card or by attending the Annual Meeting and voting in person by ballot. Shareholders who have received paper copies of these proxy materials (including the form of proxy), may complete, sign, date and return the enclosed proxy card in the accompanying self-addressed postage pre-paid envelope or may vote over the Internet or by telephone. If your shares are held of record in “street name” by a broker, nominee, fiduciary or other custodian, please follow the voting instructions given by the broker, nominee, fiduciary or other custodian. If Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this Proxy Statement. The Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on March 27, 2023. Please be aware that if you vote over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.
The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. A shareholder will be able to revoke his or her proxy until it is voted. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted FOR: (1) the election of the directors listed in the enclosed proxy; (2) the proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2023 (the “Auditor Ratification Proposal”); (3) the proposal to approve a non-binding advisory proposal on executive compensation (the “Say on Pay Proposal”); and (4) the proposal to approve a non-binding advisory proposal of “every 3 years” with respect to the frequency of future advisory votes on executive compensation (the “Say on Pay Frequency Proposal”).

Shareholders may revoke proxies (including an Internet or telephone vote) at any time to the extent they have not been exercised by giving written notice to the Company or by a later executed proxy via the Internet, by telephone or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. Only the most recent proxy will be exercised and all others will be disregarded regardless of the method by which the proxies were authorized. If shares of Common Stock are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions for those shares.
Shareholders Entitled to Vote
Only holders of the Company's common stock, par value $0.01 per share (the “Common Stock”), whose names appear of record on the books of the Company at the close of business on January 17, 2023 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 80,623,128 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be presented at the Annual Meeting.
Quorum; Required Vote
A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Under Wisconsin law, directors are elected by plurality, meaning that the six individuals receiving the largest number of votes are elected as directors. Approval of each of the Auditor Ratification Proposal and the Say on Pay Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the proposal. For the Say on Pay Frequency Proposal, shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years, or abstain. A plurality of the votes cast for the Say on Pay Frequency Proposal is required for the approval of a choice among every 1, 2 or 3 years, meaning that whichever of 1, 2 or 3 years receives the most votes will be approved. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instruction from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owners) will count toward the quorum requirement but will not count toward the determination of whether directors are elected or whether the Auditor Ratification Proposal, the Say on Pay Proposal or the Say on Pay Frequency Proposal are approved.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors has established the number of directors at six. The Board of Directors has nominated Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Michael L. Rankowitz, Grace Hyun, M.D., and Lucy Lu, M.D., for election as directors, all to serve until the 2024 Annual Meeting of Shareholders.
All of the nominees are incumbent directors. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors).
Below is information as of the date of this Proxy Statement about each nominee for election to our Board of Directors at the Annual Meeting. The information presented includes information each nominee has given us about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes, under the heading “Director Qualifications,” a description for each nominee of the specific experience, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board of Directors to conclude that he or she should serve as a director. Our Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of our directors using a matrix of areas that the Committee considers important for our business. In addition to the information presented below regarding the nominee's specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board of Directors to conclude that the nominee should serve as a director, the Nominating and Corporate Governance Committee and the Board of Directors also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.
Nominees for Election as Directors
MITCHELL S. STEINER, M.D., F.A.C.S.
Age: 62; Elected Director: 2016; Present Term Ends: 2023 Annual Meeting
Mitchell S. Steiner, M.D., F.A.C.S. has served as President and Chief Executive Officer of the Company and as a director of the Company since October 2016 and as Chairman of the Board since March 2018. Dr. Steiner was the co-founder of Aspen Park Pharmaceuticals, Inc. (“Aspen Park”), and served as Aspen Park's Chief Executive Officer, President and Vice Chairman of the Board from July 2014 to October 2016. From 2014 to 2016, Dr. Steiner was a consultant and then the President, Urology and member of senior management of OPKO Health, Inc. (NASDAQ:OPK) and had responsibilities for the launch, marketing, sales and reimbursement of 4Kscore prostate cancer test to urologists and primary care physicians. Dr. Steiner was also the co-founder of GTx, Inc., a men’s health and oncology public company, where he served as Chief Executive Officer and Vice Chairman of Board of Directors from 1997 to 2014. Dr. Steiner is a Board Certified Urologist and a Fellow of the American College of Surgeons and has held numerous academic appointments, including Assistant Professor of Urology, Cell Biology, and Pathology at Vanderbilt School of Medicine from 1993 to 1995 and Chairman and Professor of Urology, Director of Urologic Oncology and Research and the Chair of Excellence in Urologic Oncology at the University of Tennessee from 1995 to 2004. Dr. Steiner holds a B.A. in Molecular Biology and Chemistry from Vanderbilt University and an M.D. from the University of Tennessee. He performed his surgical and urologic training at The Johns Hopkins Hospital and postdoctoral research fellow in cell biology at Vanderbilt School of Medicine.
Director Qualifications
Dr. Steiner's medical background and extensive leadership and management experience, including strategic planning, marketing, new product development, market research, operations, corporate communication, corporate transactions, as well as a deep knowledge of the Company's industry, business and strategic evolution and his experience as the President, Chief Executive Officer and co-founder of Aspen Park, all led to the conclusion that he should serve as a director and Chairman, President and Chief Executive Officer of the Company.

MARIO EISENBERGER, M.D.
Age: 73; Elected Director: 2016; Present Term Ends: 2023 Annual Meeting
Mario Eisenberger, M.D. has served as a director of the Company since October 2016. Dr. Eisenberger currently is the Dale Hughes Professor of Oncology at The Johns Hopkins University and has been in the full-time faculty since 1993. From 2010 to 2014, Dr. Eisenberger founded Oncology Trials Insights, Inc., a privately held clinical trials management company. Since 2010, Dr. Eisenberger has also served as an ad-hoc member of the Oncologic Drugs Advisory Committee of the FDA. Since 1988, he has served in advisory, strategic and data safety monitoring boards, including Bristol-Myers Squibb, Sanofi, Astellas, Schering Plough, Auguron, AKZO, Dupont, Rhone-Poulenc Rorer, Aventis, Jansen, Ipsen, Active Biotech, Medivation, Tokai, Xanthus, Cytogen, Ortho Biotech, Merck-Sharp and Dohme, Tyme, Inc., Ferring and Bayer. From 1984 to 1998, Dr. Eisenberger held the position of head of the advanced prostate cancer committee and vice chair of the genitourinary cancer of the Southwest Oncology Group. From 1984 to 1993, he served as Professor of Oncology at The University of Maryland. From 1984 to 1989, he was the Chief of Oncology at the Baltimore VAH. From 1982 to 1984, he was a Senior Investigator at the Cancer Therapy Evaluation Program of the National Institute in charge of coordinating extramural clinical research in urological cancers. From 1976 to 1982, he served in the faculty of the University of Miami. Dr. Eisenberger obtained his M.D. at the Federal University of Rio de Janeiro Brazil in 1972 and is board certified in Internal Medicine and Medical Oncology.
Director Qualifications
Dr. Eisenberger’s medical background and broad business experience in the pharmaceutical industry led to the conclusion that he should serve as a director of the Company.
HARRY FISCH, M.D., F.A.C.S.
Age: 64; Elected Director: 2016; Present Term Ends: 2023 Annual Meeting
Harry Fisch, M.D., F.A.C.S. has served as a director of the Company since October 2016, as Vice Chairman of the Board since March 2018 and as Chief Corporate Officer of the Company since January 2018. Dr. Fisch was the co-founder of Aspen Park and served as the Chairman of the Board and Chief Scientific Officer of Aspen Park from July 2014 to October 2016. Since 1994, Dr. Fisch has served as the Chief Executive Officer and President of Millennium Sciences, Inc. Dr. Fisch has also had numerous academic and clinical appointments including Clinical Professor of Urology and Reproductive Medicine at Weill College of Medicine, Cornell University from 2009 to 2022, Director of the Male Reproductive Center at Albert Einstein College of Medicine/Montefiore Medical Center from 1998 to 1999 and Professor of Clinical Urology at Columbia University, College of Physicians and Surgeons from 1999 to 2009. Dr. Fisch is a Board Certified Urologist and a Fellow of the American College of Surgeons. Dr. Fisch holds a B.A. in Chemistry from the State University of New York at Binghamton, an M.D. from Mount Sinai School of Medicine, New York, and performed his surgical and urologic training at Albert Einstein College of Medicine/Montefiore Medical Center.
Director Qualifications
Dr. Fisch’s medical background, experience in the pharmaceutical industry and deep understanding of the Company's industry, business and strategic evolution, as well as his experience as the Chairman of the Board, Chief Scientific Officer and a co-founder of Aspen Park, all led to the conclusion that he should serve as a director of the Company.
MICHAEL L. RANKOWITZ
Age: 65; Elected Director: 2018; Present Term Ends: 2023 Annual Meeting
Michael L. Rankowitz has served as a director of the Company since March 2018. Mr. Rankowitz has served as a Senior Advisor at Morgan Stanley since 2001. From 1980 to 2001, Mr. Rankowitz was employed at Morgan Stanely, most recently from 1992 to 2001 as a managing director, where he also served as a co-head of Global High Yield and was responsible for risk management, research and sales for high yield, emerging markets, bank debt and distressed securities. Mr. Rankowitz has held directorships with NF Investment Corp., Carlyle Funds, 1st Tee of Metropolitan New York, Discover Card, Clarent Hospital Corp., New York Racing Authority, International Dyslexia Association - New York Branch, Trinity School (New York) and Browning School (New York). He has a B.S. in Mathematics from the University of Vermont.

Director Qualifications
Mr. Rankowitz’s extensive experience in investment banking, particularly in corporate finance transactions and risk management, led to the conclusion that he should serve as a director of the Company.
GRACE HYUN, M.D.
Age: 51; Elected Director: 2020; Present Term Ends: 2023 Annual Meeting
Grace Hyun, M.D., has served as a director of the Company since August 2020. Ms. Hyun has served as a Director of Pediatric Urology at NYU Langone Hospital-Brooklyn and a Clinical Associate Professor at NYU Langone School of Medicine since 2017. From 2011 to 2017, Ms. Hyun served as an Associate Director of Pediatric Urology at The Mount Sinai Medical Center and as an Assistant Professor at The Mount Sinai School of Medicine. She has served as a board member to the New York Section of the American Urological Association, the New York Academy of Medicine and the Societies of Pediatric Urology. She received her M.D. from Cornell University Medical School and has a B.A. in History from Columbia University.
Director Qualifications
Dr. Hyun's medical background and deep understanding of the Company's industry led to the conclusion that she should serve as a director of the Company.
LUCY LU, M.D.
Age: 48; Appointed Director: 2021; Present Term Ends: 2023 Annual Meeting
Lucy Lu, M.D. has served as a director of the Company since May 2021 and previously from October 2016 to March 2019. Since April 2022, Dr. Lu has served as Chief Operations Officer of Innovative Cellular Therapeutics, Inc., a company focused on developing cell therapy for solid tumors. Since November 2022, Dr. Lu has served as a director of Inventiva S.A., a clinical stage biopharmaceutical company. From February 2015 to March 2022, Dr. Lu was President, Chief Executive Officer and a director of Avenue Therapeutics, Inc., a company focused on pharmaceutical therapies used in the acute care setting. From February 2012 to June 2017, Dr. Lu was the Executive Vice President and Chief Financial Officer of Fortress Biotech, Inc. Prior to working in the biotech industry, Dr. Lu had 10 years of experience in healthcare-related equity research and investment banking. From February 2007 to January 2012, Dr. Lu was a senior biotechnology equity analyst with Citigroup Investment Research. From 2004 until joining Citigroup, she was with First Albany Capital, serving as Vice President from April 2004 until becoming a Principal of First Albany Capital in February 2006. Dr. Lu obtained her M.D. from the New York University School of Medicine and her M.B.A. from the Leonard N. Stern School of Business at New York University. Dr. Lu obtained a B.A. from the University of Tennessee’s College of Arts and Science.
Director Qualifications
Dr. Lu’s extensive experience in leadership positions in the pharmaceutical and medical products industries and her knowledge of the Company from her previous service as a director led to the conclusion that she should serve as a director of the Company.
The Board of Directors recommends that shareholders vote FOR all nominees.

DIRECTORS MEETINGS AND COMMITTEES
Directors and Director Attendance
The Board of Directors currently consists of six members: Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Michael L. Rankowitz, Grace Hyun, M.D., and Lucy Lu, M.D. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms are expiring.
Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.
The Board of Directors held eight meetings during the Company's fiscal year ended September 30, 2022. Each of the incumbent directors attended 100% of all meetings of the Board of Directors and 100% of all meetings held by all committees of the Board of Directors on which he or she served, if any.
The chart below identifies the current members of each of these committees, along with the number of meetings held by each committee during the fiscal year ended September 30, 2022:
	Audit	Compensation	Nominating and Corporate Governance
Number of Meetings:	5	6	3
Name of Member:
Mario Eisenberger, M.D.	X		X*
Michael L. Rankowitz	X	X*	X
Grace Hyun, M.D.		X	X
Lucy Lu, M.D.	X*	X
X = committee member; * = current committee chairperson
Audit Committee
The responsibilities of the Audit Committee, in addition to such other duties as may be specified by our Board of Directors, include the following: (1) responsibility for selecting, evaluating and, where appropriate, replacing the independent registered public accounting firm for the Company; (2) review of the timing, scope and results of the independent registered public accounting firm's audit examination; (3) review of periodic comments and recommendations by the independent registered public accounting firm and of our response thereto; (4) review of our financial statements; and (5) review of the scope and adequacy of our internal accounting controls. The Audit Committee is an audit committee for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee's report required by the rules of the SEC appears on page 11.
Compensation Committee
The Compensation Committee (1) reviews and approves the goals and objectives relating to the compensation of our Chief Executive Officer and other executive officers, and determines the compensation of those executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; (3) administers our stock incentive, equity-based and other employee benefit plans in accordance with the responsibilities assigned to the Committee under any and all such plans; and (4) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee's charter requires that the Company provide the Compensation Committee with adequate funding to engage any compensation consultants or other advisers the Compensation Committee deems it appropriate to engage. During fiscal 2022 and fiscal 2023 to date, the Compensation Committee did not engage any consultants to assist it in reviewing the Company's compensation practices and levels.

Management plays a significant role in assisting the Compensation Committee in its oversight of compensation. Management's role includes assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and equity incentive grants, and providing financial data on company performance, calculations and reports on achievement of performance objectives, and other information requested by the Compensation Committee. The Chief Executive Officer works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the named executive officers and other key employees, other than the Chief Executive Officer. Members of management who were present during a part of the Compensation Committee meetings in fiscal 2022 and the first part of fiscal 2023 included the Chairman, President and Chief Executive Officer, the Chief Corporate Officer, and the Chief Financial Officer and Chief Administrative Officer. The Compensation Committee makes all decisions regarding the compensation of the Chief Executive Officer without the Chief Executive Officer or any other member of management present.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, in addition to such other duties as may be specified by our Board of Directors, identifies and recommends to our Board of Directors nominees for election to the Board of Directors, reviews and makes recommendations to our Board of Directors regarding the size and composition of the Board of Directors and the committees of our Board of Directors and reviews and recommends to our Board of Directors corporate governance policies and practices for the Company.
Charters of Committees
The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. We make available on our website for investors at www.verupharma.com/investors, free of charge, copies of each of these charters. We are not including the information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS
We are committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and our shareholders. Our Board of Directors has adopted Corporate Governance Guidelines which can be found on our website for investors at www.verupharma.com/investors.
Director Independence
Our Board of Directors has reviewed the independence of the nominees for election to the Board of Directors at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under the listing standards of the NASDAQ Stock Market:
(1)	Mario Eisenberger, M.D.
(2)	Michael L. Rankowitz
(3)	Grace Hyun, M.D.
(4)	Lucy Lu, M.D.
Based upon such standards, Mitchell S. Steiner, M.D., F.A.C.S. and Harry Fisch, M.D., F.A.C.S. are the only directors who are not independent in part because Dr. Steiner is our President and Chief Executive Officer and Dr. Fisch is our Chief Corporate Officer.
Board Leadership Structure
Historically, we have generally had the same person serving as the Chief Executive Officer and as Chairman of the Board of Directors. Mitchell S. Steiner, M.D., F.A.C.S., our President and Chief Executive Officer, has also served as Chairman of the Board since March 2018. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, we will continue to review this issue periodically to determine the most appropriate Board leadership structure based on the relevant facts and circumstances. We do not have a director who serves as lead independent director or a similar position.
The Board's Role in Risk Oversight
The role of our Board of Directors in our risk oversight process includes receiving reports from members of our senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. The Board has authorized the Audit Committee to oversee and periodically review our enterprise risk assessment and enterprise risk management policies.
Board Self-Assessments
We have implemented a process for the Board of Directors and each of the committees to conduct a written self-assessment which is then reviewed by the Nominating and Corporate Governance Committee and the Board of Directors. Most recently, the Board of Directors conducted this self-assessment in December 2021. Among other things, this process helps inform the Nominating and Corporate Governance Committee and the Board of Directors in determining whether the size of the Board is appropriate, whether the mix of skills on the Board of Directors is appropriate, whether additional skills are needed, whether the composition of the committees is appropriate, whether communication between the Board and management is appropriate, whether materials prepared for the Board of Directors and committees are timely and well-prepared, and whether the Board of Directors and the committees are functioning at a high level and in the best interests of the shareholders.
Director Nominations
We have a standing Nominating and Corporate Governance Committee. Based on the review described under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. Shareholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous year's annual meeting of shareholders.
The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. For new potential board members, the Nominating and Corporate Governance Committee will in the first instance consider the independence of the potential member and the appropriate size of the board and then the qualifications of the proposed member. Qualifications of a prospective nominee that may be considered by the Nominating and Corporate Governance Committee include:
•	personal integrity and high ethical character;
•	professional excellence;
•	accountability and responsiveness;
•	absence of conflicts of interest;
•	fresh intellectual perspectives and ideas; and
•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
We do not have a formal policy for the consideration of diversity by our Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

Board Diversity Matrix
Our Board is one-third female and also one-third non-white. Also, we have a female chairperson of our Audit Committee as well as female and non-white representation on each of the standing committees of our Board of Directors. The table below provides certain highlights of the composition of our Board members and nominees as of January 17, 2023. Each of the categories listed in the below table has the meaning as it is used in NASDAQ Rule 5605(f).
Board Diversity Matrix (As of January 17, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Gender Undisclosed
Gender:
Number of directors based on gender identity	2	4
Demographic Background Number of directors who identify in any of the categories below:
African American or Black
Alaskan Native or Native American
Asian	2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Communications between Shareholders and the Board of Directors
We have placed on our website for investors located at www.verupharma.com/investors a description of the procedures for shareholders to communicate with our Board of Directors, a description of our policy for our directors and nominee directors to attend the Annual Meeting and the number of directors who attended last year's annual meeting of shareholders.
Code of Business Ethics
We have adopted a Code of Business Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Ethics is available on our website for investors which is located at www.verupharma.com/investors. We also intend to disclose any amendments to, or waivers from, the Code of Business Ethics on our website.
Hedging Policy
Our insider trading policy prohibits our directors and employees, including our executive officers, from purchasing any financial instrument, or otherwise engaging in any transaction, that is designed to hedge or offset any decrease in the market value of our Common Stock, including prepaid forward contracts, equity swaps, zero-cost collars and forward sale contracts. All transactions in our securities by directors and executive officers must be pre-cleared with our Executive Vice President – General Counsel under our insider trading policy.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
The Audit Committee is currently comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the listing standards of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.
The Audit Committee has:
•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2022, with our management and with our independent registered public accounting firm;
•	discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received and discussed with our independent registered public accounting firm the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence.

Based on such review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the SEC.
AUDIT COMMITTEE:
Lucy Lu. M.D. (Chairperson)
Mario Eisenberger, M.D.
Michael L. Rankowitz
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees we paid for audit and non-audit services rendered by our independent registered public accounting firm, RSM US LLP, during fiscal 2022 and 2021:
Service Type	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$534,900	$479,300
Audit-Related Fees	—	—
Tax Fees(2)	188,900	128,000
All Other Fees	—	—
Total Fees	$723,800	$607,300
(1)
Consists of fees for the audit of the Company’s consolidated financial statements for the years ended September 30, 2022 and 2021, review of financial information included in the Company’s quarterly reports on Form 10-Q for fiscal 2022 and fiscal 2021, fees for the statutory audits of the foreign entities and consents and assistance with documents filed by the Company with the SEC.

(2)
Consists of fees relating to the preparation of the Company's corporate income tax returns and related informational filings, review of foreign tax structuring and preparation of foreign income tax returns.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairperson of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairperson of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairperson of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.
Each new engagement of our independent registered public accounting firm to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee or the Chairperson of the Audit Committee pursuant to the foregoing procedures.
Audit Committee Financial Expert
Our Board of Directors has determined that one of the members of the Audit Committee, Lucy Lu, M.D. qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on her work experience and education.

EXECUTIVE OFFICERS
The names of, and certain information regarding, executive officers of the Company who are not directors or director nominees as of the date of this Proxy Statement, are set forth below.
Name	Age	Position
Michele Greco	64	Chief Financial Officer and Chief Administrative Officer of the Company
K. Gary Barnette	55	Chief Scientific Officer of the Company
MICHELE GRECO
Age: 64; Chief Financial Officer and Chief Administrative Officer
Ms. Greco has served as Chief Financial Officer of the Company since March 2018 and as Chief Administrative Officer of the Company since December 2017. Ms. Greco served as Executive Vice President of Finance of the Company from October 2016 to March 2018, as Executive Vice President and Chief Financial Officer of the Company from December 2014 to October 2016 and as Vice President and Chief Financial Officer of the Company from January 2013 to December 2014. Ms. Greco is a CPA with nearly 30 years of experience in public accounting with Ernst & Young LLP. From January 2011 to February 2012, Ms. Greco provided consulting services to Systems Research Incorporated as a recruiter of finance professionals. From March 2009 to January 2011, Ms. Greco was involved in a series of personal business ventures. From 1994 to March 2009, Ms. Greco served as an audit partner with Ernst & Young LLP. Ms. Greco joined Ernst & Young LLP in 1981.
K. GARY BARNETTE
Age: 55; Chief Scientific Officer
Dr. Barnette has served as Chief Scientific Officer of the Company since September 2018. Dr. Barnette served as Senior Vice President of Scientific and Regulatory Affairs of Camargo Pharmaceutical Services (“Camargo”), now part of Premier Research, a provider of drug development services specializing in the 505(b)(2) approval pathway, from October 2016 to September 2018, as Vice President of Scientific and Regulatory Affairs of Camargo from January 2016 to October 2016, and as Vice President of Drug Development of Camargo from May 2012 to January 2016. Dr. Barnette was also the co-founder of GTx, Inc., a men's health and oncology public company, where he served in various roles from 2001 to 2012. From 1998 to 2001, Dr. Barnette worked for Solvay Pharmaceuticals, Inc., eventually serving as Director of Regulatory Affairs. From 1995 until 1998, Dr. Barnette served as Clinical Pharmacology and Biopharmaceutics Reviewer for the U.S. Food and Drug Administration. Dr. Barnette earned his Doctor of Philosophy, Basic Pharmaceutical Sciences from West Virginia University in 1995 and his Bachelor of Science from Salem College in 1989.

SECURITY OWNERSHIP
The following table sets forth information regarding beneficial ownership of our Common Stock as of January 17, 2023 with respect to (1) each person known to the Company to own beneficially more than 5% of our Common Stock, (2) each named executive officer (as defined below under the heading “Executive Compensation”) and each director and director nominee, and (3) all directors, nominees and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 17, 2023 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 80,623,128 shares of Common Stock outstanding as of January 17, 2023.
	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Certain Principal Shareholders:
BlackRock, Inc.(2)	4,211,371	5.2%
Tang Capital Partners, LP(3)	4,130,339	5.1%

Directors, Nominees and Executive Officers:
Mitchell S. Steiner, M.D., F.A.C.S.(4)	9,215,388	11.2%
Harry Fisch, M.D., F.A.C.S.(5)	8,713,585	10.7%
Mario Eisenberger, M.D.(6)	180,001	*
Michael L. Rankowitz(7)	335,001	*
Lucy Lu, M.D.(8)	56,468	*
Grace Hyun, M.D.(9)	68,125	*
K. Gary Barnette(10)	761,742	*
All directors and executive officers, as a group (8 persons)(11)	20,376,983	23.9%
*	Less than 1 percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.
(2)
BlackRock, Inc. and on behalf of certain of its affiliates (collectively, “BlackRock”), 55 East 52nd Street, New York, NY 10055, filed a Schedule 13G on February 7, 2022, reporting that it was the beneficial owner of 4,211,371 shares of Common Stock. The shares of Common Stock beneficially owned by BlackRock include 4,211,371 shares of Common Stock as to which BlackRock has sole investment power and 4,145,645 shares of Common Stock as to which BlackRock has sole voting power.

(3)
Tang Capital Partners, LP, Tang Capital Management, LLC and Kevin Tang (collectively, “Tang Capital”), 4747 Executive Drive, Suite 210, San Diego, CA 92121, filed a Schedule 13G on June 6, 2022 reporting that Tang Capital beneficially owned 4,130,339 shares of Common Stock., with shared investment power and voting power as to all such shares.

(4)
Consists of (a) 7,184,767 shares of Common Stock owned directly by Dr. Steiner, (b) 190,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner's brother is the trustee, and (c) 1,840,621 shares of Common Stock subject to stock options.

(5)
Consists of (a) 222,881 shares of Common Stock held directly by Dr. Fisch, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 710,464 shares of Common Stock subject to stock options.

(6)	Consists of 180,001 shares of Common Stock subject to stock options.
(7)	Consists of (a) 100,000 shares of Common Stock owned directly by Mr. Rankowitz and (b) 235,001 shares of Common Stock subject to stock options.
(8)	Consists of (a) 9,800 shares of Common Stock owned directly by Dr. Lu and (b) 46,668 shares of Common Stock subject to stock options.
(9)	Consists of (a) 14,790 shares of Common Stock owned directly by Dr. Hyun and (b) 53,335 shares of Common Stock subject to stock options.
(10)	Consists of 761,742 shares of Common Stock subject to stock options.
(11)
Includes (a) 190,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner's adult children of which Dr. Steiner's brother is the trustee, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 4,778,327 shares of Common Stock subject to stock options.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.
Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended September 30, 2022 all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table shown below provides information for the Company's last two fiscal years regarding compensation paid by the Company to the person who served as Chief Executive Officer during fiscal 2022 and the two other most highly compensated executive officers of the Company based on their total compensation during fiscal 2022. The individuals listed in this table are referred to elsewhere in this proxy statement as the “named executive officers.”
Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Nonequity Incentive Plan Compensation(3)	All Other Compensation(4)	Total(6)
Mitchell S. Steiner, Chairman, President and Chief Executive Officer	2022	$760,735	$15,000	$4,576,284	$725,962	$18,300	$6,096,281
	2021	$618,000	—	$578,772	$790,298	$17,997	$2,005,067

Harry Fisch, Vice Chairman and Chief Corporate Officer(5)	2022	$467,362	$15,000	$2,453,160	$226,449	—	$3,161,971

K. Gary Barnette, Chief Scientific Officer	2022	$553,817	$15,000	$2,462,115	$317,029	$18,300	$3,366,201
	2021	$397,500	—	$180,866	$226,706	$12,496	$817,568
(1)	Cash bonus awarded to certain employees in recognition of the Company’s completion of the Phase 3 clinical trial evaluating sabizabulin as a treatment in certain hospitalized COVID-19 patients.
(2)
We have used equity incentive compensation in the form of grants of stock options subject to time-based vesting criteria to further achieve our goals of aligning our shareholders’ interests with those of our named executive officers and to promote our executive retention objectives. The amount in this column equals the grant date fair value of the award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of the grant date fair value are included in Note 11 to our audited consolidated financial statements, included in our Annual Report on Form 10-K filed with the SEC on December 5, 2022. During 2022, in addition to the annual option awards, equity incentive compensation in the form of grants of stock options were awarded to certain employees in recognition of the Company’s completion of the Phase 3 clinical trial evaluating sabizabulin as a treatment in certain hospitalized COVID-19 patients. Below is additional information regarding the option awards granted in 2021 and 2022:

		Annual Option Award			Discretionary Bonus Award			All Option Awards
Name	Year	Number of Shares Underlying Options Granted	Grant Date Fair Value Per Share	Total Grant Date Fair Value of Award	Number of Shares Underlying Options Granted	Grant Date Fair Value Per Share	Total Grant Date Fair Value of Award	Total Grant Date Fair Value
Mitchell S. Steiner	2022	360,000	$5.5964	$2,014,704	300,000	$8.5386	$2,561,580	$4,576,284
	2021	360,000	$1.6077	$578,772	—	$—	$—	$578,772

Harry Fisch	2022	133,200	$5.5964	$745,440	200,000	$8.5386	$1,707,720	$2,453,160

K. Gary Barnette	2022	134,800	$5.5964	$754,395	200,000	$8.5386	$1,707,720	$2,462,115
	2021	112,500	$1.6077	$180,866	—	$—	$—	$180,866
(3)
The Company has an annual incentive bonus program which provides participating named executive officers with the opportunity to receive annual payouts in cash and/or options to purchase shares of Common Stock. Participants are eligible to receive payouts upon achievement of corporate goals and individual goals. Corporate goals for fiscal 2021 and fiscal 2022 included specific objectives relating to general corporate matters, product development for our drug candidates and our FC2 and ENTADFI businesses. Payouts are equal to each participant's target amount multiplied by the weighted percentage achievement of the corporate goals and the participant's individual goals. All of the payout in fiscal 2021 and fiscal 2022 to all executive officers was made in cash.

(4)	The amount of “All Other Compensation” consists of matching contributions by the Company under the Company's retirement plan for its employees.
(5)
Dr. Fisch has served as the Chief Corporate Officer since January 2018 and was determined to be an executive officer effective March 29, 2022. Dr. Fisch's compensation during 2022 includes compensation received as an employee prior to the determination that he is an executive officer.

(6)
Total compensation in 2022 includes a discretionary bonus in the form of cash and equity compensation, approved by the compensation committee, in recognition of the Company’s completion of the Phase 3 clinical trial evaluating sabizabulin as a treatment in certain hospitalized COVID-19 patients. Below is additional detail regarding total compensation in 2021 and 2022:

		Total Compensation	Discretionary Bonus		Total compensation excluding discretionary bonus
Name	Year		Cash	Option Awards
Mitchell S. Steiner	2022	$6,096,281	$15,000	$2,561,580	$3,519,701
	2021	$2,005,067	$—	$—	$2,005,067

Harry Fisch	2022	$3,161,971	$15,000	$1,707,720	$1,439,251

K. Gary Barnette	2022	$3,366,201	$15,000	$1,707,720	$1,643,481
	2021	$817,568	$—	$—	$817,568
Equity Awards
During the fiscal year ended September 30, 2022, the Company granted stock options to the named executive officers as set forth in the table below. No stock options were exercised by the named executive officers during the fiscal year ended September 30, 2022. All options vest upon the occurrence of a “change of control” (as defined in the applicable Equity Incentive Plan).
The following table provides information regarding stock options held by the named executive officers at September 30, 2022.
	Option Awards
	Number of Shares Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
Mitchell S. Steiner	350,000	—	$1.20	8/2/2027
	188,419	—	$1.22	12/14/2027
	210,800	—	$1.89	5/2/2028
	125,802	—	$1.38	12/11/2028
	215,600	—	$1.60	5/13/2029
	233,334	116,666(1)	$1.92	11/14/2029
	40,000	—	$2.75	11/13/2030
	120,000	240,000(2)	$2.75	11/13/2030
	—	360,000(3)	$8.35	11/3/2031
		300,000(4)	$11.21	4/22/2032

Harry Fisch	55,000	—	$1.20	8/2/2027
	54,000	—	$1.89	5/2/2028
	37,395	—	$1.38	12/11/2028
	99,000	—	$1.60	5/13/2029
	68,000	34,000(1)	$1.92	11/14/2029
	123,552	—	$1.92	11/14/2029
	125,117	—	$2.75	11/13/2030
	35,000	70,000(2)	$2.75	11/13/2030
	—	133,200(3)	$8.35	11/3/2031
	—	200,000(4)	$11.21	4/22/2032

K. Gary Barnette	300,000	—	$1.87	9/4/2028
	99,000	—	$1.60	5/13/2029
	70,000	35,000(1)	$1.92	11/14/2029
	137,808	—	$1.92	11/14/2029
	37,500	75,000(2)	$2.75	11/13/2030
	—	134,800(3)	$8.35	11/3/2031
	—	200,000(4)	$11.21	4/22/2032
(1)	Options for the shares vest on November 14, 2022.
(2)	Options for one-half of the shares vest on each of November 13, 2022 and November 13, 2023.
(3)	Options for one-third of the shares vest on each of November 3, 2022, November 3, 2023 and November 3, 2024.
(4)	Options for one-third of the shares vest on each of April 22, 2023, April 22, 2024 and April 22, 2025.

Employment Agreements
The Company entered into an Employment Agreement with Dr. Steiner on April 5, 2016 that took effect on October 31, 2016 (as amended on July 18, 2016 and November 4, 2016, the “Steiner Employment Agreement”). Under the Steiner Employment Agreement, Dr. Steiner's position with the Company is President and Chief Executive Officer. The initial term of the Steiner Employment Agreement was for three years from October 31, 2016, with automatic one-year renewals thereafter. The Steiner Employment Agreement is still in effect. Pursuant to the Steiner Employment Agreement, Dr. Steiner receives a minimum annual base salary of $375,000, is eligible to receive an annual bonus under the Company's annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Steiner is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Steiner's employment is terminated by the Company without “cause” or by Dr. Steiner for “good reason” (each as defined in the Steiner Employment Agreement), Dr. Steiner will be entitled to continuation of his base salary and medical and dental insurance coverage for a period of one year following termination. The Steiner Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Steiner.
The Company and Dr. Fisch are parties to an Employment Agreement dated as of December 31, 2017 (the “Fisch Employment Agreement”). Under the Fisch Employment Agreement, Dr. Fisch's position with the Company is Chief Corporate Officer. The Fisch Employment Agreement does not have a definite term. Pursuant to the terms of the Fisch Agreement, Dr. Fisch will receive a minimum annual base salary of $180,000 and is eligible to receive an annual bonus equal to 45% of his base salary under the Company's annual incentive bonus program. Dr. Fisch is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Fisch's employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” (each as defined in the Fisch Employment Agreement), Dr. Fisch is entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Fisch is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Fisch becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Fisch's employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” within six months following a “change in control” (as defined in the Fisch Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Fisch is entitled to the accelerated vesting of all unvested equity compensation awards. The Fisch Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Fisch.
The Company and Dr. Barnette are parties to an Employment Agreement dated as of September 4, 2018 (the “Barnette Employment Agreement”). Under the Barnette Employment Agreement, Dr. Barnette's position with the Company is Chief Scientific Officer. The Barnette Employment Agreement does not have a definite term. Pursuant to the terms of the Barnette Employment Agreement, Dr. Barnette receives a minimum annual base salary of $330,000, is eligible to receive an annual bonus equal to 45% of his base salary under the Company's annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Barnette is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Barnette's employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” (each as defined in the Barnette Employment Agreement), Dr. Barnette will be entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Barnette is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Barnette becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Barnette's employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” within six months following a “change in control” (as defined in the Barnette Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Barnette will be entitled to the accelerated vesting of all unvested equity compensation awards. The Barnette Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Barnette.

DIRECTOR COMPENSATION AND BENEFITS
Overview
The Company does not currently have any arrangement in place to pay a retainer or other cash compensation to non-employee directors generally for their service as Board members. Non-employee directors are eligible to participate in our equity incentive plans and each non-employee director received a stock option award in November 2021.
Director Summary Compensation Table
The following table provides information concerning the compensation paid by the Company in fiscal 2022 to each person who served as a director during fiscal 2022 who was not an executive officer of the Company on September 30, 2022.
Name	Option Awards(1)	Total
Mario Eisenberger	$391,748	$391,748
Lucy Lu, M.D.	$391,748	$391,748
Michael L. Rankowitz	$391,748	$391,748
Grace Hyun, M.D.	$325,268	$325,268
(1)	The amounts reflect the grant date fair value of the stock option awards during fiscal 2022, computed in accordance with ASC Topic 718.
As of September 30, 2022, the directors listed on the Director Summary Compensation Table who are not named executive officers held the following number of stock options:
	Option Awards
Name	Vested	Unvested
Mario Eisenberger	115,000	135,000(1)
Lucy Lu, M.D.	23,334	116,666(2)
Michael L. Rankowitz	170,000	135,000(3)
Grace Hyun, M.D.	18,334	96,666(4)
(1)
Represents (a) 18,334 stock options that vest on November 14, 2022, (b) 46,666 stock options that vest one-half on each of November 13, 2022 and November 13, 2023, and (c) 70,000 stock options that vest one-third on each of November 3, 2022, November 3, 2023 and November 3, 2024.

(2)
Represents (a) 46,666 stock options that vest one-half on each of on each of May 14, 2023 and May 14, 2024, and (b) 70,000 stock options that vest one-third on each of November 3, 2022, November 3, 2023 and November 3, 2024.

(3)
Represents (a) 18,334 stock options that vest on November 14, 2022, (b) 46,666 stock options that vest one-half on each of November 13, 2022 and November 13, 2023, and (c) 70,000 stock options that vest one-third on each of November 3, 2022, November 3, 2023 and November 3, 2024.

(4)
Represents (a) 33,333 stock options that vest one-half on each of November 13, 2022 and November 13, 2023, (b) 3,333 stock options that vest one-half on each of March 23, 2023, and March 23, 2024, (c) 55,000 stock options that vest one-third on each of November 3, 2022, November 3, 2023 and November 3, 2024, and (d) 5,000 stock options that vest one-third on each of March 29, 2023, March 29, 2024 and March 29, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The daughter of Dr. Mitchell S. Steiner, the Chairman, President and Chief Executive Officer of the Company, is employed by the Company in a non-executive officer position and earned total compensation of $337,000 for her services in fiscal 2022.
The son of Dr. Harry Fisch, the Vice Chairman of the Board and Chief Corporate Officer of the Company, is employed by the Company in a non-executive officer position and earned total compensation of $396,000 for his services in fiscal 2022.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed RSM US LLP, independent registered public accounting firm, as auditors to audit our financial statements for the fiscal year ending September 30, 2023. Our Board of Directors proposes that the shareholders ratify this appointment. RSM US LLP audited our financial statements for the fiscal year ended September 30, 2022. We expect that representatives of RSM US LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
In the event that ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the Company is not obtained at the Annual Meeting, the Audit Committee of our Board of Directors will reconsider its appointment, and may retain that firm or another firm without resubmitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time if it determines that such change would be in our best interests.
Under Wisconsin law, the ratification of the appointment of the independent registered public accounting firm requires the number of votes cast in favor of this proposal, whether in person or by proxy, to exceed the number of votes cast against this proposal, assuming a quorum is present.
The Board of Directors recommends that shareholders vote FOR the ratification of RSM US LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2023.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Summary of the Proposal
We believe that our compensation policies and procedures, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officers’ compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are important to our continued success. The Compensation Committee periodically reviews all elements of our executive compensation program and takes any steps it deems necessary to continue to fulfill the objectives of our compensation programs.
Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers with the interests of the shareholders. This includes annual incentive compensation based on achievement of corporate goals and individual goals.
We believe shareholders should consider the following in determining whether to approve this proposal:
•
Clear and Straightforward Compensation Program. The compensation program for our named executive officers is clear and straightforward. Nearly all of the compensation to our named executive officers is based on only three components: base salary, annual performance awards and equity incentive awards. Under exceptional circumstances the Compensation Committee has the authority to award discretionary bonuses outside of the annual performance award program.

•
Pay-for-Performance. A significant portion of the compensation payable to our named executive officers is based on performance. The Company has an annual incentive bonus program which provides participating named executive officers with the opportunity to receive annual payouts in cash. Participants are eligible to receive payouts upon achievement of corporate goals and individual goals. Corporate goals for fiscal 2021 and fiscal 2022 included specific objectives relating to general corporate matters, product development for our drug candidates and the FC2 and ENTADFI businesses. Payouts are equal to each participant's target amount multiplied by the weighted percentage achievement of the corporate goals, corporate stretch goals, and the participant's individual goals. Payout could exceed 100% of the target amount through the achievement of corporate stretch goals. In fiscal 2022, the Compensation Committee awarded a discretionary bonus of cash and equity compensation in the form of grants of stock options in recognition of the Company’s completion of the Phase 3 clinical trial evaluating sabizabulin as a treatment in certain hospitalized COVID-19 patients.

•
Equity Incentive Awards. We have used equity incentive compensation in the form of grants of stock options subject to time-based vesting criteria to further achieve our goals of aligning our shareholders’ interests with those of our named executive officers and to promote our executive retention objectives.

•	No Perquisites. We do not offer perquisites to our named executive officers.
•
No SERP Benefits. We do not offer supplemental retirement benefits to any of our named executive officers. The only retirement benefit we offer to our named executive officers is voluntary participation in a 401(k) retirement plan.

For the reasons discussed above, the Board recommends that the shareholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion, is hereby APPROVED.”
Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval
The approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes cast against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation
The Board of Directors recommends a vote FOR the non-binding advisory resolution approving our executive compensation.

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Summary of the Proposal
This is the fifth time that we are submitting a proposal for “Say on Pay” to our shareholders pursuant to Proposal 3 as required by the Dodd-Frank Act and SEC rules and regulations. The Dodd-Frank Act also requires that we submit to a vote of our shareholders once every six years a non-binding advisory proposal on the frequency of future “Say on Pay” votes. Shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years.
The enclosed proxy allows shareholders to vote for 1, 2 or 3 years for the non-binding advisory proposal for the frequency of future “Say on Pay” votes, or to abstain. The Board of Directors recommends that shareholders vote for every “3 years” for the non-binding advisory proposal on the frequency of future advisory votes on executive compensation because:
•
a vote every three years is more closely aligned with the goal of our compensation programs to support long-term term value creation and to incentivize and reward performance over a multi-year period. We believe having triennial votes will allow shareholders to better judge our programs in relation to our long-term performance and will foster a more long-term view of our compensation programs by our shareholders;

•	triennial votes will offer us the time to fully consider the results of “Say on Pay” votes and thoughtfully develop appropriate responses; and
•
we believe that our shareholders already have available avenues to provide us with input on our compensation programs on an annual or more frequent basis by pursuing shareholder proposals or communicating directly with our Board of Directors.

Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of future “Say on Pay” votes.
Vote Required for Approval
Shareholders may vote on an advisory basis as to whether future “Say on Pay” votes should occur every 1, 2 or 3 years, or may abstain. A plurality of the votes cast is required for the approval of the choice among every 1, 2 or 3 years for this proposal. This means that whichever of 1, 2 or 3 years receives the most votes will be approved. Abstentions and broker non-votes will not count toward the determination of whichever of 1, 2 or 3 years is approved.
Board of Directors Recommendation
The Board of Directors recommends a vote FOR approval of every "3 years" for the non-binding advisory proposal on the frequency of future advisory votes on executive compensation. Although the Board of Directors recommends that you vote for every "3 years," the enclosed proxy allows you to vote for 1, 2 or 3 years, or to abstain. You are not voting simply to approve or disapprove the Board of Directors' recommendation.

PROPOSALS FOR 2024 ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials for the 2024 Annual Meeting of Shareholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127. We must receive a proposal by September 29, 2023 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in the proxy materials for the 2024 Annual Meeting of Shareholders.
Shareholder proposals that are not intended to be included in the proxy materials for the 2023 Annual Meeting of Shareholders, but that are to be presented by a shareholder from the floor are subject to advance notice provisions in our by-laws. According to our by-laws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices no later than December 29, 2023, which is 90 calendar days prior to the anniversary of this year's meeting date, and no earlier than November 29, 2023, which is 120 calendar days prior to the anniversary of this year's meeting date, and the notice must set forth the following: (a) a representation that the person sending the notice is a shareholder of record on the record date for the meeting and will remain such through the meeting date, (b) the name and address of such shareholder, (c) the number of shares of our Common Stock which are beneficially owned by such shareholder and any other ownership interest of the shareholder in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges, (d) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice, (e) if the proposal relates to any business to be brought before the meeting other than election of directors, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the shareholder in such business, and (f) if the proposal relates to the nomination of a candidate for election as director, the name, age, address (business and residence), principal occupation or employment of each nominee, the number of shares of our Common Stock beneficially owned by each nominee and any other ownership interest by such person in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges and any other information relating to each nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934. If the notice does not comply with the requirements set forth in our by-laws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2024 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.
In addition to satisfying the requirements under our by-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 28, 2024, which is 60 calendar days prior to the anniversary of this year's meeting date.
ANNUAL REPORT
We are required to file an Annual Report, called a Form 10-K, with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2022 will be provided without charge on written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to: Secretary, Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127.

EXPENSES OF SOLICITATION
The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by our regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. We will reimburse such parties for their expenses in so doing.
By Order of the Board of Directors,

Michael J. Purvis,
Secretary
Miami, Florida
January 27, 2023

VERU INC.
ATTN: MICHAEL J. PURVIS
2916 N. MIAMI AVENUE, SUITE 1000
MIAMI, FL 33127

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 27, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Mitchell S. Steiner 02) Mario Eisenberger 03) Harry Fisch 04) Michael L. Rankowitz 05) Grace Hyun
06) Lucy Lu

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4. To approve a non-binding advisory proposal on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000586765_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

VERU INC.
Annual Meeting of Shareholders
March 28, 2023 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mitchell S. Steiner and Michele Greco, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERU INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on March 28, 2023, at Veru Inc., 2916 N. Miami Avenue, Suite 1000, Miami, FL 33127, and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

Address changes and comments can be directed to Veru's Investor Relations Department at veruinvestor@verupharma.com

0000586765_2 R1.0.0.3

Continued and to be signed on reverse side